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                                                                     Exhibit 24

                               POWER OF ATTORNEY

         The undersigned hereby appoints ROBERT H. BEBER, LARRY ELLBERGER and ROBERT B. LAMM as his/her true and lawful attorneys-in-fact for the purpose of signing all registration statements on Form S-8, and all amendments thereto, to be filed by GRACE SPECIALTY CHEMICALS, INC., a Delaware corporation to be renamed W. R. Grace & Co. ("Company"), with the Securities and Exchange Commission with respect to the following plans adopted or assumed by the
Company: 1981 Stock Incentive Plan, 1986 Stock Incentive Plan, 1989 Stock Incentive Plan, 1994 Stock Incentive Plan, 1996 Stock Incentive Plan, 1998 Stock Incentive Plan, 1997 Stock Plan for Nonemployee Directors, 1998 Stock Plan for Nonemployee Directors, Hourly Employees Savings and Investment Plan, and Salaried Employees Savings and Investment Plan. Each of such attorneys-in-fact is appointed with full power to act without the other.

                  /s/J.F. Akers            /s/J.W. Frick
                  /s/K.A. Browne           /s/T.A. Holmes
                  /s/A.J. Costello         /s/J.J. Murphy
                  /s/H.A. Eckmann          /s/T.A. Vanderslice
                  /s/M.A. Fox


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                               POWER OF ATTORNEY

         The undersigned hereby appoints ROBERT H. BEBER and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing all registration statements on Form S-8, and all amendments thereto, to be filed by GRACE SPECIALTY CHEMICALS, INC., a Delaware corporation to be renamed W. R. Grace & Co. ("Company"), with the Securities and Exchange Commission with respect to the following plans adopted or assumed by the Company: 1981 Stock Incentive Plan, 1986 Stock Incentive Plan, 1989 Stock Incentive Plan, 1994 Stock Incentive Plan, 1996 Stock Incentive Plan, 1998 Stock Incentive Plan, 1997 Stock Plan for Nonemployee Directors, 1998 Stock Plan for Nonemployee Directors, Hourly Employees Savings and Investment Plan, and Salaried Employees Savings and Investment Plan. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                /s/ L. Ellberger